UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Society Pass Incorporated
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SOCIETY PASS INCORPORATED
701 S. Carson Street, Suite 200, Carson City, Nevada 89701
(+65) 6518-9382
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the stockholders of Society Pass Incorporated:
We are pleased to invite you to attend our Annual Meeting of the Stockholders (the “Annual Meeting”) of Society Pass Incorporated, a Nevada corporation (the “Company”), which will be held at 9:00 a.m. Eastern U.S. Daylight Time on October 3, 2024, for the following purposes:
1.
To elect six directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified (the “Election of Directors Proposal”);

2.	To ratify the appointment of Onestop Assurance PAC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);
3.	To conduct any other business as may properly come before the meeting or any adjournment thereof.
The Company’s board of directors (the “Board”) has fixed the close of business on August 6, 2024 as the date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
If You Plan to Attend
The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://globalmeeting.bigbangdesign.co/thesocietypass2024/ no later than 10:00 a.m. Eastern U.S. time on September 30, 2024. If you hold your shares in an account at a brokerage firm, bank, dealer or other similar organization and wish to vote at the meeting, you will need to obtain a “legal proxy” from that entity and submit it when you register. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Shareholders who register by the registration deadline but do not receive an email response by 11:00 a.m. Eastern U.S. time on October 2, 2024, may contact the Company at CorporateSecretary@theSocietyPass.com. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit questions prior to and during the meeting. To vote at the meeting, (a) if you hold your shares through a bank, broker or other nominee, you will need the control number you receive by email after registering, and (b) if you hold your shares in account with our transfer agent, you will need the control number that is shown on your proxy card or e-mail notification of the Annual Meeting. You will not be able to attend the Annual Meeting in person.
INTERNET AVAILABILITY OF PROXY MATERIALS
Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be held on Thursday, October 3, 2024 at 9:00 a.m. Eastern U.S. Daylight Time. Pursuant to Securities and Exchange Commission rules, we have elected to utilize the “notice and access” option of providing proxy materials to our stockholders whereby we are delivering to all stockholders electronic copies of all of our proxy materials, including a proxy card, as well as providing access to our proxy materials on a publicly assessable website. The Company’s Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2023 are available on the Internet at www.proxyvote.com.
This Notice and Proxy Statement are first being sent or given to stockholders of record on or about September 2, 2024.
Dated: August 30, 2024	By the Order of the Board of Directors
/s/ Raynauld Liang
Raynauld Liang
Chief Executive Officer
Whether or not you expect to attend the meeting (via the virtual meeting), we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today.

SOCIETY PASS INCORPORATED
701 S. Carson Street, Suite 200, Carson City, Nevada 89701
(+65) 6518-9382
ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
This proxy statement (the “Proxy Statement”) is being sent to the holders of shares of voting stock of Society Pass Incorporated, a Nevada corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders of the Company which will be held at 9:00 am Eastern U.S. Daylight Time on October 3, 2024 (the “Annual Meeting”).
ABOUT THE PROXY MATERIALS
We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. This proxy is being solicited by the Board of Directors, and the cost of solicitation of the proxies will be paid by the Company. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.
The proxy materials include our proxy statement for the Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on August 6, 2024. All stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice (www.proxyvote.com), or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
The Notice will provide you with instructions regarding how to:
•	View our proxy materials for the Annual Meeting on the Internet; and
•	Instruct us to send our future proxy materials to you electronically by email.
Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Board has fixed the close of business on August 6, 2024 as the record date (the “Record Date”) for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were (i) 2,970,696 shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company and (ii) 3,500 shares of Series X Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) of the Company, outstanding. Each share of the Company’s Common Stock represents one vote that may be voted on each matter that may come before the Annual Meeting. The Series X Super Voting Preferred Stock entitles its holder to 10,000 votes per share. As of the Record Date, the outstanding Preferred Stock equals 35,000,000 votes. As of the Record Date, there are a total of 37,970,696 votes that may be voted on each matter that may come before the Annual Meeting.
What matters will be voted on at the Annual Meeting?
The two proposals that are scheduled to be considered and voted on at the Annual Meeting are as follows:
1.
To elect six directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified (the “Election of Directors Proposal”);

2.	To ratify the appointment of Onestop Assurance PAC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);
Why are we seeking stockholder approval for these proposals?
Proposal No. 1: The Nevada Revised Statutes, as amended, require corporations to hold elections for directors each year.
Proposal No. 2: The Company appointed Onestop Assurance PAC to serve as the Company’s independent auditors for the 2024 fiscal year. The Company elects to have its stockholders ratify such appointment.
What are the Board’s voting recommendations?
The Board of Directors recommends that you vote “FOR” the Election of Directors Proposal and “FOR” the Auditor Ratification Proposal.
What is the difference between holding shares as a record holder and as a beneficial owner?
If your shares are registered in your name with the Company’s transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.
If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.
Who may attend the Annual Meeting?
Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need a “legal proxy” from your brokerage firm, bank, dealer or other similar organization when you register for the Annual Meeting showing your stock ownership as of the Record Date. Please see below for instructions on how to vote at the Annual Meeting if your shares are held in street name.
How do I vote?
If you are a stockholder of record, you may:
1.	Vote by Internet. The website address for Internet voting is on your proxy card.
2.	Vote by phone. The phone number for phone voting is on your proxy card.

3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card.
4.	Vote at the Annual Meeting. Register, attend virtually and vote at the Annual Meeting.
If you vote by phone internet, please DO NOT mail your proxy card.
If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please have a legal proxy from your nominee authorizing you to vote your shares when you register for the Annual Meeting.
What constitutes a quorum?
To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the voting power of the issued and outstanding voting capital stock of the Company, as of the Record Date, is represented in person or by proxy. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum. As of the Record Date, there are a total of 37,970,696 votes that may be voted on each matter that may come before the Annual Meeting. The quorum is therefore 18,985,349 votes.
What happens if the Company is unable to obtain a quorum?
If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit continued solicitation of proxies.
What is a “broker non-vote”?
Broker non-votes occur with respect to shares held in “street name,” in cases where the record owner (for instance, the brokerage firm or bank) does not receive voting instructions from the beneficial owner and the record owner does not have the authority to vote those shares on a proposal.
Various national and regional securities exchanges applicable to brokers, banks, and other holders of record determine whether the record owner (for instance, the brokerage firm, or bank) is able to vote on a proposal if the record owner does not receive voting instructions from the beneficial owner. The record owner may vote on proposals that are determined to be routine under these rules and may not vote on proposals that are determined to be non-routine under these rules. If a proposal is determined to be routine, your broker, bank, or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. The proposal to ratify the Auditor Appointment (Proposal 2) is a routine matter and the record owner may vote your shares on these proposals if it does not get instructions from you.
The proposal for the Director Appointments (Proposal 1) are non-routine and the record owner may not vote your shares on any of these proposals if it does not get instructions from you. If you do not provide voting instructions on these matters, a broker non-vote will occur. Broker non-votes, as well as abstentions, will each be counted towards the presence of a quorum but will not be counted towards the number of votes cast for any proposal.
How many votes are needed for each proposal to pass?
Proposals		Vote Required
(1)	The Election of Directors Proposal	Affirmative vote of a plurality of the shares of the voting power present. The six persons receiving the greatest number of votes will be elected as directors.
(2)	The Auditor Ratification Proposal	Majority of the voting power present in person or by proxy and entitled to vote on the matter
What constitutes outstanding shares entitled to vote?
At the close of business on the Record Date, there were 37,970,676 outstanding and entitled to vote, including: (i) 2,970,696 shares of Common Stock and (ii) 35,000,000 votes as a result of the shares of Preferred Stock outstanding as of the Record Date.

Is broker discretionary voting allowed and what is the effect of broker non-votes?
Proposals		Broker Discretionary Vote Allowed	Effect of Broker Non-Votes on the Proposal
(1)	The Election of Directors Proposal	No	None
(2)	The Auditor Ratification Proposal	Yes	None
What is an Abstention?
An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, votes marked as “ABSTAIN” will have the same effect as a vote “AGAINST” the outcome in Proposal 2. Votes marked as “ABSTAIN” on Proposal 1 will have no effect because directors are elected by plurality voting.
What are the voting procedures?
You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.
Is my proxy revocable?
You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Society Pass Incorporated, 701 S. Carson Street, Suite 200, Carson City, Nevada 89701, Attention: Corporate Secretary.
Who is paying for the expenses involved in preparing and mailing this proxy statement?
All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by the Company’s officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.
Could other matters be decided at the Annual Meeting?
Other than the Election of Directors Proposal and the Auditor Ratification Proposal, no other matters will be presented for action by the stockholders at the Annual Meeting.
Do I have dissenters’ (appraisal) rights?
Appraisal rights are not available to the Company’s stockholders with any of the proposals brought before the Annual Meeting.
Interest of Officers and Directors in Matters to Be Acted Upon
None of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
PROPOSALS 1 AND 2

PROPOSAL 1. THE ELECTION OF DIRECTORS PROPOSAL
Our Board is currently composed of six members. Directors hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified.
Information Regarding our Directors
Our Corporate Governance and Nominating and Corporate Governance (the “Nominating and Corporate Governance”) recommended, and our Board of Directors approved Travis Washko, Vincent Puccio, Mark Carrington, Michael Freed, Michael Dunn and Loic Gautier as nominees for election as directors at this Annual Meeting to hold office for a one-year term until our Annual Meeting to be held in 2025.
The director nominees have consented to be named as nominees in this proxy statement and have agreed to serve as directors if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below. If any director nominee of the Company is unable or declines to serve as a director at the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. The elected directors will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person under which any director was selected to serve as a director of our Company. There are no family relationships among our directors or officers.
The following sets forth the persons nominated by the Board for election and information concerning those individuals:
Director Nominee	Age	Position	Director Since
Travis Washko	46	Chairman of the Board and Director	June 2024
Vincent Puccio	54	Director and Secretary	June 2024
Mark Carrington	54	Director	June 2024
Michael Freed	53	Director	June 2024
Michael Dunn	46	Director	June 2024
Loic Gautier	34	Non-independent Director	June 2024
Travis Washko is the Chairman cum Director of the Board of Director of the Company. Mr. Washko brings over two decades of expertise in education management and financial services across Asia. Currently serving as the Head of School for Dehong Xian (part of the Education in Motion-EiM Group) in Xian, Shaanxi, China since 2022, Mr. Washko has a proven track record of leadership and innovation in the field. Prior to his role at Dehong Xian, Mr. Washko served as the Principal/Executive Vice-President of Living Word Shanghai High School (LWS) in Shanghai, China, where he demonstrated his commitment to academic excellence and student success. From 2018 to 2021, Mr. Washko held the position of Activities Director for both Beanstalk International Education Group, China (BIEG), and Nord Anglia Education (NAE), China International Schools, overseeing a wide range of extracurricular programs and initiatives. During his tenure from 2007 to 2018, he served as the Director of Athletics at both The British School of Beijing, Shunyi China, and Livingston American International School in Shanghai, fostering a culture of athleticism and sportsmanship among students. In his earlier career, from 2001 to 2006, Mr. Washko served as the Managing Director of TA & Associates Asia Limited & Equity International Asia Limited, a Shanghai-based financial services and corporate finance firm, where he honed his skills in financial management and strategic planning. Mr. Washko holds a Master of Education in Curriculum and Instruction/Master of Education in Educational Leadership from Dallas Baptist University, complemented by a Bachelor of Arts in Political Science from Dickinson College. His diverse educational background and extensive experience make him a dynamic and effective leader. Mr. Washko received his bachelor’s degree of arts in Political Science from Dickinson College in 2020 and master’s degree of education in Educational Leadership from Dallas Baptist University in 2013. The Company believes that his diverse educational background and extensive experience make him a dynamic and effective leader.
Vincent Puccio is the Director of the Board of Director of the Company. Mr. Puccio has over 25 years’ experience in the luxury men’s apparel industry as a sales professional, buyer, store manager, and made-to-measure specialist, and general manager. Since March 2021, Mr. Puccio has been a supervising agent at American Income Life, where he leads a sales team and acts as a hiring manager. Prior to that, Mr. Puccio worked at Don Vincent Store for Men between 1999 and 2020, where he started as a store manager and was promoted as a general manager when he left. Mr. Puccio received his bachelor’s degree in English from the University of California, Irvine in 1993. The Company believes that his experience in the multiple industries brings a unique perspective to the Board.

Mark Carrington is a Director of the Board of Directors of the Company. Mr. Carrington is an expert in the mortgage fintech industry, having held various leadership roles over the last 20 years. Currently Mr. Carrington owns a boutique Pilates studio called Studio C Pilates in California. In 2018, he left CoreLogic to become an entrepreneur in the health industry and consult for the mortgage fintech industry, where he started from February 2008. He graduated from the University of California, Irvine with a bachelor’s degree of arts in Economics and a bachelor’s degree of science in Statistics, and started his career in capital finance. The Company believes that his experience in the mortgage fintech industry brings a unique perspective to the Board.
Michael Freed is a Director of the Board of Directors of the Company. Mr. Freed has over 34 years of entrepreneurial management and branding experience. Mr. Freed previously was the CEO of Bionic Records, a chain of record retail stores in Orange County, California for 20 years (1988-2008). In this capacity, he promoted and marketed music bands such as Sublime, Korn, No Doubt, Offspring, and Avenged Sevenfold to the California mass market. From 1996 to 2016, Mr. Freed created three skateboard brands: Riviera Skateboards, Divine Wheels, and Paris Trucks. Mr. Freed launched two retail locations for these three brands and then branched into production in 2008. From 2008 to 2016, Mr. Freed served on the board of directors for Resource Distribution, a global skateboard master distributor (2008-2016). He specialized in brand/team management, along with research and development for many skateboard products. Since 2016, he has acquired real estate investments in the states of Missouri and California. His experience ranges from property acquisitions, finance, and renovation management. The Company believes that his experience in the entrepreneurial management and branding experience brings a unique perspective to the Board.
Michael Dunn is a Director of the Board of Directors of the Company. Mr. Dunn has served as an executive director of R1 Planning Council for Northern Illinois since 2015. R1 functions as the Federal Metropolitan Planning Organization (MPO), Federal Economic Development District (EDD) and regional Landbank Development Authority for Northern Illinois. He currently serves on the State of Illinois High Speed Rail Commission as a gubernatorial appointment, the Illinois Tollway Stakeholder Advisory Council, the Executive Director’s council of the National Association of Regional Councils, as the Executive Director of the Winnebago County Rail Development Authority, a board member the Greater Rockford Economic Development Corporation, and as Vice Chairperson of the Discovery Center Children’s Museum. Mr. Dunn graduated with degrees from Loyola University Chicago in Finance and in Labor Management. The Company believes that his experience in the public sector brings a unique perspective to the Board.
Loic Gautier is a Director of the Board of Directors of the Company. Mr. Gartier is a southeast Asia based technology and ecommerce entrepreneur. He began his career in Paris, France at Groupon in 2012 back then the fastest growing ecommerce website of all times. Mr. Gautier’s experience and results at Groupon caught the attention of industry leaders and was recruited by Lazada in 2013, then operated under the German Venture builder Rocket Internet, to join their expanding operation in Vietnam. Mr. Gautier’s entrepreneurial drive then led him to establish his first ecommerce venture, Leflair, at the age of 25. In 2021, Leflair was acquired by the Company, marking a significant milestone for the Leflair. Mr. Gautier oversaw the integration Leflair into the Company’s operations and subsequently through its IPO in 2022, further solidifying the company’s presence in the ecommerce sector in southeast Asia. Mr. Gautier received his master’s degree in marketing from INSEEC Business School in 2013. The Company believes that his experience in the technology and ecommerce sectors brings a unique perspective to the Board.
Family Relationships
There are no family relationships among our directors and/or executive officers.
Board Role in Risk Oversight
Our Board bears responsibility for overseeing our risk management function. Our management keeps the Board apprised of material risks and provides to directors access to all information necessary for them to understand and evaluate the effect of these risks, individually or in the aggregate, on our business, and how management addresses them. Our Chairman works closely together with the Board once material risks are identified on how to best address such risks. If the identified risks present an actual or potential conflict with management, our independent directors may conduct the assessment.
Director Independence
Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board has affirmatively determined that each of Travis Washko, Vincent Puccio,

Mark Carrington, Michael Freed, Michael Dunn, current members of our Board, meet the independence requirements under the Listing Rules of The Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”).
Board and Committee Meetings
During the year ended December 31, 2023, the Board had 10 meetings, the Audit Committee had 4 meetings, the Remuneration Committee had 4 meetings, and the Nominating and Corporate Governance had 4 meeting.
There were no directors (who were incumbent at the time), who attended fewer than 75 percent of the aggregate total number of Board meetings and meetings of the Board committees of which the director was a member during the applicable period.
Board Committees
The Board currently has the following standing committees: the Audit Committee, the Remuneration Committee, the Nominating and Corporate Governance and the Executive Committee.
Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at https://www.thesocietypass.com/ under the “Investor Relations — Corporate Governance” tab.
Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of the Audit Committee, Remuneration Committee, and Nominating and Corporate Governance Committee meet the independence requirements under the NASDAQ’s current listing standards and each member is free of any relationship that would interfere with his individual exercise of independent judgment.
Audit Committee
We have established an Audit Committee consisting of Mark Carrington, Vincent Puccio and Travis Washko. Mr. Carrington is the Chairman of the Audit Committee. In addition, our Board has determined that Jeremy Miller is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:
•
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our annual disclosure report;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.
The audit committee is composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Our Board has determined that Mr. Carrington is qualified as an Audit Committee Financial Expert, as that term is defined under the rules of the Securities and Exchange Commission (the “SEC”) and in compliance with the Sarbanes-Oxley Act.

Report of Audit Committee
Review of Fiscal Year 2023 Consolidated Financial Statements
In connection with its review of our Fiscal Year 2023 Consolidated Financial Statements, the Audit Committee has:
(1)	reviewed and discussed the audited consolidated financial statements with management;
(2)
discussed with OneStop Assurance PAC, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees; and

(3)
received from OneStop Assurance PAC, the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board and discussed with OneStop Assurance PAC their independence.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for fiscal year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
By the Audit Committee of the Board of Directors:
Jeremy Miller, Chairman (Resigned on June 21, 2024)
Linda Cutler (Resigned on May 31, 2024)
John MacKay (Resigned on May 31, 2024)
The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.
Remuneration Committee
We have established a Remuneration Committee of the board of directors to consist of Michael Freed, Michael Dunn, and Vincent Puccio, each of whom is an independent director. Each member of our Remuneration Committee is also a non-employee director, as defined under Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Code. Mr. Freed is the chairman of the Remuneration Committee. The Remuneration Committee’s duties, which are specified in our Remuneration Committee Charter, include, but are not limited to:
•	reviewing, approving and determining, or recommending to our board of directors regarding, the compensation of our executive officers;
•	administering our equity compensation plans;
•	reviewing and approving, or recommending to our board of directors, regarding incentive compensation and equity compensation plans; and
•	establishing and reviewing general policies relating to compensation and benefits of our employees.
Nominating and Corporate Governance Committee
We have established a Nominating and Corporate governance Committee consisting of Michael Dunn, Mark Carrington, and Michael Freed. Mr. Dunn is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s duties, which are specified in our Nominating and Corporate Governance Committee Charter, include, but are not limited to:
•	identifying, reviewing and evaluating candidates to serve on our board of directors consistent with criteria approved by our board of directors;
•	evaluating director performance on our board of directors and applicable committees of our board of directors and determining whether continued service on our board of directors is appropriate;
•	evaluating nominations by stockholders of candidates for election to our board of directors; and
•	corporate governance matters.

The Chair and members of each committee of the Board are summarized in the table below:
Name	Audit Committee	Remuneration Committee	Nominating and Corporate Governance Committee
Mark Carrington – (Independent)	Chair	—	Member
Michael Freed – (Independent)	—	Chair	Member
Michael Dunn – (Independent)	—	Member	Chair
Vincent Puccio – (Independent)	Member	Member	—
Travis Washko – (Independent)	Member	—	—
Consideration of Director Nominees
We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.
When considering director candidates, the Nominating and Corporate Governance Committee will evaluate multiple factors in assessing their qualification. A candidate must have extensive and relevant leadership experience including an understanding of the complex challenges of enterprise leadership. An appropriate candidate will have gained appropriate experience and education in some or all of the key areas below.
•
Relevant Sector Experience. Director candidates will have gained their leadership experience in sectors directly relevant to the Company’s business and/or served as the Chief Executive Officer, Chief Operating Officer or other major operating or staff officer of a public corporation, with a background in marketing, finance and/or business operations.

•
Corporate Governance Experience. Director candidates should have sufficient applicable experience to understand fully the legal and other responsibilities of an independent director of a U.S.-based public company.

•	Education. Generally, it is desirable that a Board candidate should hold an undergraduate degree from a respected college or university and in relevant fields of study.
When further considering director candidates, personal attributes and characteristics will be considered. Specifically, these should include the following:
•
Personal. Director candidates should be of the highest moral and ethical character. Candidates must exhibit independence, objectivity and be capable of serving as representatives of the stockholders. The candidates should have demonstrated a personal commitment to areas aligned with the Company’s public interest commitments, such as education, the environment and welfare of the communities in which we operate.

•
Individual Characteristics. Director candidates should have the personal qualities to be able to make a substantial active contribution to Board deliberations. These qualities include intelligence, self-assuredness, a high ethical standard, inter-personal skills, independence, courage, a willingness to ask the difficult question, communication skills and commitment. In considering candidates for election to the Board of Directors, the Board should constantly be striving to achieve the diversity of the communities in which the Company operates.

Availability. Director candidates must be willing to commit, as well as have, sufficient time available to discharge the duties of Board membership. Generally, therefore, the candidate should not have more than three other corporate board memberships.
•
Compatibility. The Board candidate should be able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.

Board Diversity Matrix
The matrix below summarizes certain information regarding the diversity of our Board as of the date of this proxy statement. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).

Board Diversity Matrix for Society Pass Incorporated
As of August 6, 2024
Total Number of Directors: 6
Part I: Gender Identity	Female	Male
Directors	0	6
Part II: Demographic Background
African American or Black	0	0
Alaskan Native or American Indian	0	0
Asian	0	0
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	0
White	0	6
Two or More Races or Ethnicities	0	0
LGBTQ+	0	0
Did Not Disclose Demographic Background	0	0
Information Regarding Stockholder Communication with the Board of Directors; Attendance of Board Members at the Annual Meeting
Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at Society Pass Incorporated, 701 S. Carson Street, Suite 200, Carson City, Nevada 89701, Attention: Corp. Secretary. Stockholders who would like their submission directed to a member of the Board may specify, and the communication will be forwarded, as appropriate. We do not require Board members to attend our Annual Meeting of Stockholders.
Code of Ethics
Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chairman, Chief Executive Officer, and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistleblowing or the prompt reporting of illegal or unethical behavior. We will provide a copy of our Code of Ethics, without charge, upon request in writing to Society Pass Incorporated, 701 S. Carson Street, Suite 200, Carson City, Nevada 89701, Attention: Corp. Secretary. We do not currently have any practices or policies regarding hedging or offsetting any decrease in the market value of our equity securities.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

PROPOSAL 2. THE AUDITOR RATIFICATION PROPOSAL
The Audit Committee of the Board has appointed Onestop Assurance PAC (“Onestop”) as our independent registered accounting firm for the fiscal year ending December 31, 2024. We are not required to seek stockholder approval for the appointment of our independent registered public accounting firm; however, the Audit Committee and the full Board believe it is sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of us and our stockholders.
Representatives of Onestop are not expected to be present at the Annual Meeting. However, we will provide contact information for Onestop to any stockholders who would like to contact the firm with questions.
Fees Billed to the Company in fiscal years 2023 and 2022.
Onestop Assurance PAC (“Onestop”) served as the independent registered public accounting firm to audit our books and accounts for the fiscal year ending December 31, 2023 and 2022.
The table below presents the aggregate fees billed for professional services rendered by Onestop for the years ended December 31, 2023 and 2022.
	2023	2022
Audit fees	$420,737	$364,600
Audit-related fees	11,500	25,000
All other fees	—	90,000
Total fess	$432,237	$479,600
In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with regulatory filings or engagements. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.
Pre–Approval Policy of Services Performed by Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre–approve all audit and non–audit related services, tax services and other services. Preapproval is generally provided for up to one year, and any pre–approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre–approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre–approval and the fees for the services.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
VOTE “FOR” THIS PROPOSAL 2.

EXECUTIVE AND DIRECTOR COMPENSATION
Summary Compensation Table
The following summary compensation table provides information regarding the compensation paid during our fiscal years ended December 31, 2023 and 2022 to our Chief Officer. We refer to these individuals as our “named executive officers”:
Name and Principal Position	Fiscal Year Ended	Salary/ Bonus ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Dennis Nguyen, Former Chief Executive Officer	12/31/2023	$547,500	—	$1,530,642	$2,078,142
	12/31/2022	$1,167,500	—	$1,426,691	$2,594,191

Raynauld Liang, Chief Executive Officer (Former Chief Financial Officer) and Singapore Country General Manager	12/31/2023	$310,281	—	$445,290	$755,571
	12/31/2022	$510,000	$2,783,594	$415,048	$3,708,642

Tan Yee Siong, Chief Financial Officer	12/31/2023	$119,533	$22,500	$35,000	$177,033
	12/31/2022	$121,750	$29,167	$35,000	$185,917

Rokas Sidlauskas, Chief Marketing Officer	12/31/2023	$106,500	$60,000	—	$166,500
	12/31/2022	$23,341	$22,000	—	$45,341

Patrick Soetanto, Chief Operating Officer	12/31/2023	$94,000	$86,000	—	$180,000
	12/31/2022	$29,250	$24,750	—	$54,000

Howie Ng Kar How, Chief Technology Officer	12/31/2023	$107,211	$18,000	—	$125,211
	12/31/2022	$19,788	$1,500	—	$21,288
None of our other executives earned compensation in excess of $100,000 in fiscal years ended December 31, 2023 or 2022 and therefore pursuant to Instruction 1 to Item 402(m)(2) of Regulation S-K, only the compensation for our Chief Executive Officer and Chief Financial Officer is provided.
Employment Agreements.
On April 1, 2017 the Company entered into an at-will Employment Agreement with Dennis Nguyen, its Chairman and Chief Executive Officer. The Employment Agreement provides for a monthly salary of $40,000; provided that until the Company has adequate reserves to pay Mr. Nguyen’s salary, he may convert any unpaid salary into common stock of the Company at a share price equal to $250 per share. Mr. Nguyen is also entitled to an annual cash bonus of $250,000; provided that until the Company has adequate reserves to pay Mr. Nguyen’s annual bonus, he may convert any unpaid bonus into common stock of the Company as described above. Mr. Nguyen is also entitled to participate in all of the other benefits of the Company which are generally available to office employees and other employees of the Company. Mr. Nguyen is not entitled to any severance pay. Mr. Nguyen resigned from his position as Chief Executive Officer on October 5, 2023, and all the positions that he held in the Company and each subsidiary of the Company, effective immediately. Mr. Nguyen’s resignation did not result from any disagreement with the Company. Mr. Nguyen entered into a Transition, Release and Consulting Agreement with the Company that will require Mr. Nguyen to provide consulting services through December 31, 2025.
On September 1, 2021 the Company entered into a 5-year Employment Agreement with Raynauld Liang, its Chief Financial Officer and Singapore Country General Manager. The employment agreement provides Mr. Liang with compensation of (i) an annual base salary of $240,000; (ii) an annual discretionary incentive cash bonus with a minimum target of 25% of base salary; (iii) 814,950 shares of the Company’s common stock (taking into account the Company’s reverse stock split), of which 651,960 shares are subject to vesting over a two-year period; and (iv) all other executive benefits sponsored by the Company. If a change of control of the Company occurs and if at the time of such change of control the Company’s common stock is trading at a price that is double the initial public offering price, then Mr. Liang will be entitled to a cash bonus equal to three (3) times his base salary. If Mr. Liang is terminated other than for cause or resigns for good reason, he will be entitled to receive continued base salary until the earlier of (x) the anniversary date of such termination and (y) the end of the 5-year term of the employment agreement; provided, however, if the termination is after September 1, 2022, then the period set forth in clause (x) shall be 18 months from the date of the employment agreement. Mr. Liang may terminate the employment agreement at any time other than for good reason with 30 days’ notice to the Company. On October 5, 2023, the Company entered into another 5-year employment agreement with Mr. Liang in connection with Mr. Liang’s appointment as Chief Executive Officer. Under the employment agreement for his position as Chief Executive Officer, Mr. Liang will be entitled to an annual base salary of $600,000 and will be eligible to participate in the Company bonus plan. Mr. Liang will receive 16,667 incentive stock options as equity award.
On October 5, 2023, the Company entered into a 5-year employment agreement with Mr. Tan Yee Siong, its Chief Financial Officer. Under the employment agreement, Mr. Tan will be entitled to an annual base salary of $150,000 and will be eligible to participate in the Company bonus plan. Mr. Tan will receive 3,334 incentive stock options as equity award.
Outstanding Equity Awards at December 31, 2023
The following table provides information concerning outstanding equity awards held by the named executive officers on December 31, 2023.
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Dennis Nguyen	129,685	—	$97.35	Dec 2031	—	$12,151,900
On November 16, 2021, the Board of Directors awarded Dennis Nguyen a 10-year option to purchase 129,685 shares of our common stock at an exercise price of $97.35 as payment for accrued and unpaid bonuses.
Director Compensation Table
The following table provides information concerning compensation paid to our directors during fiscal year ended December 31, 2023.
Name	Fee Earned / Paid in Cash ($)	Stock Awards ($)	Options ($)	Others ($)	Total ($)
Tan Bien Kiat (Resigned on June 21, 2024)	50,000	100,000	—	—	150,000
Jeremy Miller (Resigned on June 21, 2024)	50,000	100,000	—	—	150,000
Linda Cutler (Resigned on May 31, 2024)	50,000	100,000	—	—	150,000
John Mackay (Resigned on May 31, 2024)	50,000	100,000	—	—	150,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth information regarding the beneficial ownership of the common stock by (i) our directors and named executive officers; (ii) all the named executives and directors as a group and (iii) any other person or group that to our knowledge beneficially owns more than five percent of our outstanding shares of common stock.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of August 6, 2024 are deemed to be outstanding and beneficially owned by the person holding the options. Shares issuable pursuant to stock options or warrants are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below will have sole voting and investment power with respect to all shares of common stock that they will beneficially own, subject to applicable community property laws.
The information contained in this table is as of August 6, 2024. At that date, 2,970,696 shares of our common stock were outstanding.
	Number of Shares Beneficially Owned			Beneficial Ownership Percentages
Name and Address of Beneficial Owner(1)	Common Stock	Series X Super Voting Preferred Stock(2)	Percent of Common Stock	Percent of Series X Super Voting Preferred Stock	Percent of Voting Stock(3)
Officers and Directors
Raynauld Liang, Chief Executive Officer	105,534	200	3.6%	5.3%	5.6%
Tan Yee Siong, Chief Financial Officer	4,781	—	*	—	*
Tjin Patrick Soetanto, Chief Operating Officer	12,439	—	*	—	*
Rokas, Chief Marketing Officer	9,043	—	*	—	*
Howie Ng Kar How, Chief Technology Officer	1,317	—	*	—	*
Travis Washko, Director	3,373	—	*	—	*
Mark Carrington, Director	3,600	—	*	—	*
Vincent Puccio, Director	940	—	*	—	*
Michael Dunn, Director	2,467	—	*	—	*
Michael Freed, Director	6,560	—	*	—	*
Loic Gautier, Director	16,246	—	*	—	*

Officers and Directors as a Group (total of 11 persons)	166,302	200	5.6%	5.3%	5.7%
5% Stockholders
Blue Jay Capital Limited	130,015	—	4.4%	—	0.3%
Gopher Limited	109,580	—	3.7%	—	0.3%
Maroon Capital Limited	80,814	—	2.7%	—	0.2%
Dennis Nguyen(4)	320,409	3,300	10.8%	86.9%	87.8%
(1)	The principal address of the named officers, directors and 5% stockholders of the Company is c/o Society Pass Incorporated, 701 S. Carson Street, Suite 200, Carson City, NV 89701.
(2)	Entitles the holder to 10,000 votes per share and votes with the common as a single class.
(3)	Represents total ownership percentage with respect to all shares of common stock and Series A Super Voting Preferred Stock, as a single class.

(4)
Includes (i) 130,016 shares which are held in the name of Maroon Capital Limited of which Mr. Nguyen has a controlling interest; (ii) 109,580 shares in the name of Gopher Limited of which Mr. Nguyen has a controlling interest; (iii) 80,815 shares in the name of Blue Jay Capital Limited of which Mr. Nguyen has a controlling interest and 129,685 shares underlying a 10-year option that has an exercise price of $97.35 that is held by Mr. Nguyen.

(5)	* Nonmeaningful
Transfer Agent
The transfer agent for the common stock is VStock Transfer LLC, 18 Lafayette Place, Woodmere, New York, telephone (212) 828-8436.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Other than as disclosed below, and except for the regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in “Executive and Director Compensation,” there have been no transactions since January 1, 2023, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds USD$120,000 and in which any current or former director or officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.
During 2018, the Company provided software development service to CVO Advisors Pte. Ltd in consideration for the issuance of 534 shares of Series A preferred stock, at the price of $8,000,000. Dennis Nguyen, our Chairman and Chief Executive Officer has a call option to purchase all of the equity of CVO Advisors Pte. Ltd, which he exercised, but the equity holders of CVO Advisors Pte. Ltd. have not honored the exercise of the call. The parties are currently in litigation.
On February 1, 2021 and September 16, 2021 Ellwood International, an entity owned and controlled by Tan Bien Kiat, one of our directors was issued 1,460 and 962 shares of Series C-1 Preferred Stock, respectively.
As of December 31, 2022, the Company has a payable to Dennis Nguyen, our Chairman and Chief Executive Officer in the amount of $500,000 for accrued and unpaid salaries and bonus.
During August and September 2021, we issued 3,300 shares of our Super Voting Preferred Stock to our founder and Chief Executive Officer, Mr. Dennis Nguyen and 200 shares of our Super Voting Preferred Stock to our Chief Financial Officer, Mr. Raynauld Liang. The Super Voting Preferred Stock entitles its holder to 10,000 votes per share and votes with our common stock as a single class on all matters to be voted or consented upon by the stockholders but is not entitled to any dividends, liquidation preference or conversion or redemption rights.
On September 20, 2021 Blue Jay Capital Limited, an entity owned and controlled by Dennis Nguyen, our founder, Chairman and Chief Executive Officer was issued 1,142 shares of Series C-1 Preferred Stock.
On September 20, 2021 Dennis Nguyen, our founder Chairman and Chief Executive Officer was issued 77,176 shares of our common stock, which are held by an entity controlled by him, in exchange for accrued and unpaid compensation from 2017 until June 2021. On November 16, 2021, the Board of Directors awarded Dennis Nguyen a 10-year option to purchase 129,685 shares of our common stock at an exercise price of $6.49 as payment for accrued and unpaid bonuses.
On March 31, May 1, August 1 and October 3, 2022, Ellwood International, an entity owned and controlled by Tan Bien Kiat, one of our directors, was issued 6,667, 6,667, 10,000 and 16,667 shares of common stock, respectively.
On October 10, 2022, Maroon Capital Limited, an entity owned and controlled by Dennis Nguyen, our founder, Chairman and Chief Executive Officer was issued 36,444 shares of common stock and was accrued $428,007 equivalents of common stocks to be issued.
On April 10, 2023, Maroon Capital Limited, an entity owned and controlled by Dennis Nguyen, our founder and former Chief Executive Officer was issued 36,444 shares of common stock. See “Item 11. Executive Compensation.”
On October 14, 2023, the Board of Directors compensated Dennis Nguyen a lump sum consultancy fee and compensation cost of $1,500,000 and $100,000 in cash respectively for consulting service period from October 5, 2023 to December 31, 2023.
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
As required, we have filed our 2023 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2023 10-K by writing to us at Society Pass Incorporated, 701 S. Carson Street, Suite 200, Carson City, Nevada 89701, Attention: Corporate Secretary.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING
For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting held in 2025, the corporate secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to Society Pass Incorporated, 701 S. Carson Street, Suite 200, Carson City, Nevada 89701, Attention: Corporate Secretary.
Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of next year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the annual meeting held in 2025 must be received by us at our principal executive office no later than 120 days prior to the anniversary date that proxy material for this year’s meeting were sent in order to be eligible for inclusion in our 2025 proxy statement and proxy relating to that meeting, which will be May 28, 2025. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our annual meeting held in 2025 will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is not received by the Company in writing by 45 days prior to the anniversary of the date that proxy materials are sent to stockholders, which will be April 13, 2025. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.
You may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary at our principal executive offices within the time period described above for proposals other than matters brought under SEC Rule 14a-8.
STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to 701 S. Carson St., Suite 200, Carson City, Nevada 89701, Attention: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Such filings are made available on our Internet website, www.thesocietypass.com, as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC. The SEC maintains an Internet site, www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including the Company.
By Order of the Board of Directors,

/s/ Raynauld Liang
Name:	Raynauld Liang
Title:	Chief Executive Officer
August 30, 2024

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **https://streaming.sg/livemeeting/public/login**.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V56199-Z88383

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SOCIETY PASS INCORPORATED

For All ☐ **Withhold All** ☐ **For All Except** ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Travis Washko
02) Vincent Puccio
03) Mark Carrington
04) Michael Freed
05) Michael Dunn
06) Loic Gautier

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

V56200-Z88383

SOCIETY PASS INCORPORATED
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 3, 2024

The stockholder(s) hereby appoint(s) Raynauld Liang or his replacement, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common and Preferred Stock of SOCIETY PASS INCORPORATED that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at https://streaming.sg/livemeeting/public/login at 9:00 a.m., Eastern Time on Thursday, October 3, 2024, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE